Ohio National Fund, Inc.

Supplement dated October 2, 2023

to the
Prospectuses dated May 1, 2023
and to the
Statements of Additional Information dated May 1, 2023 and July 28, 2023

The following supplements and amends the Prospectuses dated May 1, 2023, as they may be previously supplemented, and the Statements of Additional Information dated May 1, 2023, and July 28, 2023.

Change of Name of The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation

As described in your prospectus and statement of additional information, portfolios of the Ohio National Fund are available as investment options in variable products issued by The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation. Effective October 2, 2023 (the “Effective Date”), The Ohio National Life Insurance Company changed its name to AuguStar Life Insurance Company and Ohio National Life Assurance Corporation changed its name to AuguStar Life Assurance Corporation. Accordingly, all references in your prospectus and statement of additional information to The Ohio National Life Insurance Company and to Ohio National Life Assurance Corporation are replaced with references to AuguStar Life Insurance Company and to AuguStar Life Assurance Corporation, respectively, as of the effective date.

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Please retain this supplement with your Prospectus for future reference.